UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   August 13, 2003
                                                  ---------------------

                                  NYMAGIC, INC.
                        -------------------------------
             (Exact name of registrant as specified in its charter)


                 New York                   1-11238          13-3534162
       ---------------------------        ------------   -------------------
      (State or other jurisdiction        (Commission      (IRS Employer
          of incorporation)               File Number)   Identification No.)



             330 Madison Avenue, New York, New York                10017
             --------------------------------------             -----------
            (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code     212.551.0600
                                                     ------------------

        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit Number          Description
--------------          -----------

99.1                    Press Release dated as of August 13, 2003.


Item 12. Results of Operations and Financial Condition.

     On August 13, 2003, NYMAGIC, INC. issued a press release concerning second quarter financial results. The press release is attached hereto as an exhibit and is hereby incorporated in its entirety by reference.

     In accordance with general instruction B.6 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 14, 2003
                                     NYMAGIC, INC.


                                     By:  /s/ Thomas J. Iacopelli
                                         ------------------------
                                         Thomas J. Iacopelli
                                         Chief Financial Officer and Treasurer

                                 EXHIBIT INDEX


Exhibit Number          Description
--------------          -----------

99.1                    Press Release dated as of August 13, 2003.